UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2003

__________________________________

VAIL BANKS, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-25081	84-1250561
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

0015 Benchmark Road, Suite 300, P.O. Box 6580 Avon, Colorado	81620
(Address of Principal Executive Offices)	(Zip Code)

(970) 476-2002
(Registrant’s telephone number, including area code)

108 South Frontage Road West
Vail, Colorado  81657
(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)     Exhibits:

                 99.1     Press Release issued by Vail Banks, Inc. dated July 21, 2003.

ITEM 9. REGULATION FD DISCLOSURE (AND INFORMATION PROVIDED UNDER ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

       The following information is furnished pursuant to Item 12-Results of Operations and Financial Condition. It is being furnished under Item 9 of this Current Report on Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216.

       The information, including exhibits attached hereto, in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

       On July 21, 2003, Vail Banks, Inc. issued a press release reporting earnings and other financial results for its second quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAIL BANKS, INC.

Date: July 22, 2003	/s/ LISA M. DILLON
Lisa M. Dillon
President

Date: July 22, 2003	/s/ PETER G. WILLISTON
Peter G. Williston
Senior Executive Vice President and Chief Financial Officer

No.	Exhibit Index
99.1	Press Release issued by Vail Banks, Inc. dated July 21, 2003